Exhibit 10.23

CASH COMPENSATION INFORMATION FOR NON-EMPLOYEE DIRECTORS

Exelixis, Inc.
Cash Compensation for Non-Employee Directors

Board of Directors	Retainer Fee	$60,000
	Additional Chair Retainer Fee	$35,000

Audit Committee	Retainer Fee	$15,000
	Additional Chair Retainer Fee	$15,000

Compensation Committee	Retainer Fee	$12,000
	Additional Chair Retainer Fee	$13,000

Nominating and Corporate Governance Committee	Retainer Fee	$12,000
	Additional Chair Retainer Fee	$13,000

Research & Development Committee	Retainer Fee	$12,000
	Additional Chair Retainer Fee	$13,000

Risk Committee	Retainer Fee	$12,000
	Additional Chair Retainer Fee	$13,000